EXHIBIT 99.1

DISCLAIMER/LEGEND

General Finance and its respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding General Finance's directors and executive officers is available in General Finance's Post-Effective Amendment No. 3 to the Registration Statement which was filed with the Securities and Exchange Commission on March 20, 2008. Other information regarding participants in the solicitation and their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed with the Securities and Exchange Commission on August 27, 2008.

GeneralFINANCE
CORPORATION

Acquisition Announcement of Pac-Van, Inc.

July 2008

Pac-Van

Disclosure

Stockholder Presentation

DISCLAIMER

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements present management's current expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this presentation, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. Parties are cautioned that these forward-looking statements involve certain risks and uncertainties, including those contained in the Company's revised definitive proxy statement with respect to the Company's acquisition of Royal Wolf filed with the Securities and Exchange Commission on August 10, 2007, the Transition Report on Form 10-K for the six months ended June 30, 2007 and the post-Effective Amendment No. 3 to the Registration statement dated March 20, 2008. The Company disclaims any obligation to update any information contained in any forward-looking statement.

Unless otherwise indicated, all current monetary amounts pertaining to RWA have been converted based upon the currency exchange rate in effect on March 31, 2008 of .9178 U.S. dollars for one Australian dollar. The currency exchange rate in effect as of any financial period end or at any future date may differ. Because RWA Holdings Pty Limited's business is presently conducted entirely within Australia, assuming the acquisition is completed, our future consolidated financial results stated in U.S. dollars will fluctuate in accordance with changes in currency exchange rates.

General Finance Acquires Parent of Pac-Van, Inc.

Summary of Transaction

- GFN announced the acquisition of Mobile Office Acquisition Corp ("MOAC"), parent of Pac-Van, Inc. ("Pac-Van or the "Company") for $158.8 million or approximately 7x trailing twelve-month adjusted EBITDA through June 30, 2008
- MOAC is owned by Ron Havner (36.4%), Ron Valenta and affiliates (36.4%), DE Shaw Laminar Portfolio's LLC (23%) and Pac-Van management (4.2%), excluding options and warrants
- A newly formed subsidiary, GFN North America or "GFNA", will merge with MOAC
- Consideration will consist of:
  - Cash of up to $21.5 million
  - 4,000,000 shares of Restricted GFN stock valued at $7.50 per share
  - Holdback Note of Assets in support of indemnification comprised of a minimum of $1.5 million note payable in cash with a 8% coupon and up to $8.5 million of pledged restricted GFN stock from above
  - Senior Debt assumption of approximately $82 million
  - Subordinated Debt assumption of $25 million
- Laminar Direct will receive primarily cash, GFN stock and a note for its stock and warrants
- The transaction requires filing a Proxy statement and a shareholder vote and would be expected to close in late September or early October
- Pac Van, Inc. will convert to GFN's Fiscal Year End (June 30)

U.S. Mobile Office, Modular Office and Storage Container Market Overview

- Both the modular space and portable storage industries are fragmented, with a few national participants and many small, regional firms.
- The U.S. Portable Storage and Modular Markets have generally remained fragmented although certain concentrations have developed
  - Mobile Mini accounts for at least 26% of the Portable Storage Market
  - Modular Space (Resun/GE) and Williams Scotsman control 57% of the Modular Market
- Pac-Van accounts for less than 1.0% of the market share of the combined industries, based on its 2007 fleet size.

\$2 Billion Portable Storage Market [1]



Mobile Mini, 26%
Other, 66%
Williams Scotsman, 4%
Eagle, 1%
Haulaway, 2%
Pac-Van, 0.5%
Allied, 0.5%

\$3 Billion Modular Market [1]



Mobile Mini, 3%
Atco, 3%
Williams Scotsman, 25%
Other, 23%
Modular Space Corp., 32%
Satellite, 1%
Vanguard, 1%
Pac-Van, 2%
Allied, 1%
Acton, 3%
McGrath, 6%

[1] *Source: CIBC World Markets Research Report dated November 14, 2006 and adjusted by GFN management for recent transactions*

GeneralFINANCE CORPORATION

Pac-Van Overview

Pac-Van leases and sells modular buildings, mobile offices, and portable storage containers to the commercial, industrial, construction, medical, special event, government and education markets. Pac-Van also provides related ancillary services.

- **The Company operates 26 branch locations across 17 states in the U.S., serving over 7,000 customers.**
- **The Company's addressable market size is estimated to be approximately $5.0 Billion[1].**
- **The Company possesses the scale and critical mass to grow organically and through acquisitions to quickly become one of the top five players in a fragmented marketplace.**
- **Pac-Van benefits from its established brand awareness in the regional markets it serves.**

(1) *Source: CIBC World Markets Research Report dated November 14, 2006.*

Pac-Van Overview

Operates 26 U.S. Branch Offices



Indianapolis - 1993
Chicago - 1998
Elkhart - 2000
Toledo - 1996
Cincinnati - 1997
Columbus - 1993
Denver - 1999
St. Louis - 1996
Kansas City - 2000
Cleveland - 1995
Pittsburgh - 1998
Las Vegas - 1998
Trenton - 2008
Charleston - 1998
Dallas / Ft. Worth - 2008
Charlotte - 1999
Louisville - 1994
Bakersfield - 2008
Phoenix - 1998
Metro L.A. - 2008
Atlanta - 2008
Nashville - 1996
Bloomington - 1996
Jacksonville - 2007
Memphis - 1997
Orlando - 1997
Major Business States
Ancillary States

Pac Van Overview

Branch, Equipment, and Revenue Growth


5 Branch Additions
3 Branch Additions
2 Branch Additions
2 Branch Additions
1 Branch Addition
5 Branch Additions
($ in Millions)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$9.2
$14.6
$21.9
$31.9
$37.1
$37.9
$35.5
$41.5
$51.0
$62.2
$67.3
$71.1
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
TTM 6/30/08
Consolidated*
Mobile Offices
Modular Buildings
Storage Units
Services
Other

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	6/30/08
Fleet Units	3,300	5,000	7,100	8,600	8,700	8,600	8,300	8,040	8,040	8,646	11,010	12,134

* Breakout data not available.

Pac-Van Overview
Mobile Offices

- **The Company has three primary product categories and derives revenues from the rental and sale of products and related ancillary services:**



(1) Mobile Offices

- Also known as trailers or construction trailers, mobile offices are re-locatable units with aluminum or wood exteriors on wood frames on a steel carriage fitted with axles, allowing for an assortment of "add-ons" to provide comfortable and convenient temporary space solutions.
- The Company offers approximately a dozen standard models that range in sizes.
- Almost all mobile office units offered by Pac-Van contain HVAC systems and approximately half of its fleet contains plumbing.



Ground Level Offices (GLO)

- Also known as office containers, GLOs are converted shipping containers that are re-manufactured into mobile offices.



Pac-Van Overview

Modular Buildings

(2) Modular Buildings

- Also known as manufactured buildings, modular buildings provide customers with additional space and are often tailored specifically to satisfy the unique needs of the customer.
- Depending on the customer's desired application, modular buildings can range in size from:
  - ✓ 1,000 to more than 30,000 square feet
- Modular buildings sold by the Company may be highly customized, while its fleet modular buildings are usually standardized.
- Pac-Van also offers in-plant units, which are manufactured structures that provide self-contained office space with maximum design flexibility.







Pac-Van Overview

Modular Buildings


juhl

Pac-Van Overview

Storage Containers and Trailers

(3) Storage Containers



- Provide a flexible, low cost alternative to warehousing, while offering greater security, convenience, and immediate accessibility.
- Second-use, shipping containers that have been purchased and refurbished by the Company.
  - ✓ 8 ft. in width
  - ✓ 8.5 ft. in height
  - ✓ 20 & 40 ft. lengths
- Most units are ventilated and secured with cam-locking doors and steel walls and roofs.

Storage Trailers



- As a subset of its portable storage solutions, the Company offers storage vans, also known as storage trailers or dock-height trailers. Units are typically
  - ✓ 28 to 48 ft. in length
- Management does not plan to grow this product line.

Pac-Van Overview

Ancillary Services

- **Associated with and complementary to the Company's fleet rentals are many of the Company's ancillary services.**

- **The primary services include:**
  - Delivery & return transportation
  - Set-up (Including blocking and leveling)
  - Tie-down
  - Dismantling

- **The Company also engages in the installation and rental of steps, decks, skirting, and ramps. The Company has over 6,500 sets of steps that are rented or sold in conjunction with its mobile office and modular building fleet.**
  - Steps are stocked in two standard sizes and are made of steel or aluminum.
  - With a Gross Book Value of $1.9 million as of December 2007, Steps generated $1.8 million in rental revenue in 2007.

- **Total rental related ancillary services generated $13.1 million dollars of revenue in 2007**

Pac Van Overview

Historic Adjusted(1) EBITDA



25.9% Adj. EBITDA CAGR
U.S. $ in millions
$25
$20
$15
$10
$5
$-
$8.0
$1.1
$6.9
$8.4
$1.2
$7.2
$11.8
$1.5
$10.3
$16.5
$1.2
$15.3
$21.3
$0.5
$20.8
$22.7
$1.1
$21.6
2003
2004
2005
2006
2007
TTM 6/30/08
EBITDA
Adjustments

(1) Adjusted for non-recurring expenses and acquisition impact.

GeneralFINANCE CORPORATION

Pac-Van Overview

Capital Spending, Equipment Levels and Dollar Utilization



$120
$100
$80
$60
$40
$20
$-
U.S. $ in millions
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$ Utilization
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
TTM 6/30/08
Net Book Fleet Value
Fleet CAPEX
$ Utilization

Pac-Van Overview

Sales versus Leasing



2007 Pac-Van Revenue Breakdown
30.1%
69.9%
Sales
Leasing



Dollars in MMs
$80
$70
$60
$50
$40
$30
$20
$10
$-
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
TTM 6/30/08
Sales
Leasing

Pac-Van Overview

Fleet Composition

- Pac-Van currently operates a fleet with 12,134 units and a Gross Book Value of approximately $124.4 Million at June 30, 2008.

Fleet Composition in Units


Mobile Office 5,897 50%
Modular Building 1,015 8%
GLO 1,224 10%
Storage 3,917 32%

Fleet Composition in Dollars ($MM)


Mobile Office $65,997 53%
Modular Building $40,054 32%
Storage $7,096 6%
GLO $11,206 9%

Pac-Van Overview

Customer and Industry Concentration

- Pac-Van's client base is well diversified by design:
  - In 2007, only two accounts represented more than 1% of revenue, one was for 2.1% the other was 1.9%.
- Since 2002, the largest account in any one year has represented approximately 2% or 3% of total revenues.
- From an industry concentration perspective, construction in one form or another represents approximately 50% of 2007 revenue.



Industrial
16.6%
Commercial
12.0%
Sp Events
5.8%
Govt
4.9%
Education
4.6%
Retail
2.9%
Health Care
1.2%
Religious
1.2%
All Other
0.8%
Construction
50.0%

Pac-Van Overview

Investment Summary

Management Strength

- Senior Management team average tenure of 10 years
- Oversaw CAGR 11.3% growth in revenues and 14.7% in EBITDA
- Have never had an operating loss
- Maintained utilization rates relatively constant during 2001-2003 recession

Capital Structure and Capacity

- Has $120MM credit facility with $15-18MM in proforma availability
- No debt covenant violations and consistent debt capacity

Growth Opportunity

- Operates in only 17 of the 50 largest MSA's with opportunities in new markets
- Leverage branch network and customer base in mobile offices to grow storage container and modular building segments

Pac-Van Overview

Investment Summary Considerations and Mitigants

Concentration in cyclical construction industry

- ✓ Long term growth opportunity in the sector
- ✓ Majority of assets are outside sunbelt residential construction market
- ✓ Managed last recession through reduced net capex and effective fleet management
- ✓ Further diversification through transition to other related products

Products more capital intensive with higher asset maintenance costs than storage containers

- ✓ Less overhead per transaction
- ✓ Longer Return on Capital is offset by typically longer lease terms and higher rental rates
- ✓ Quality asset maintenance programs control consistency of period costs
- ✓ Customer rebill program for damages is key to minimizing deferred maintenance
- ✓ Scale of branch operations critical to leveraging assets

Structure & Valuation

Pac-Van, Inc. – Historical Summary Balance Sheet (USD)

(US$ in 000's)	December 31,		
Balance Sheet	**2005**	**2006**	**2007**
Cash	$ 76	$ 65	$ 53
Accounts Receivable	8,544	9,409	11,846
Net Fleet Equipment	59,115	73,668	94,709
Net Other PP&E	1,156	1,463	2,048
Intangibles & Other Assets	494	44,380	42,405
Total Assets	**$ 69,385**	**$ 128,985**	**$ 151,061**
Current Liabilities	10,016	13,373	14,999
Senior Debt	33,100	55,000	67,600
Sub. Note Payable	4,522	24,133	24,304
Warrants	-	938	1,336
Def. Taxes	7,771	11,564	14,816
Total Liabilities	**$ 55,409**	**$ 105,008**	**$ 123,055**
Retained Earnings	13,976	1,297	5,326
APIC	-	22,680	22,680
Total Equity	**$ 13,976**	**$ 23,977**	**$ 28,006**
Total Equity & Liabilities	**$ 69,385**	**$ 128,985**	**$ 151,061**

Structure & Valuation

Pac-Van, Inc. – Historic Audited (Unadjusted) & Projected Financial Summary

Pac-Van, Inc. (US$ in millions)	FYE December 31,			FYE June 30,(1&2)	
	2005	2006	2007	2008E	2009P
Revenues	$ 51.0	$ 62.2	$ 67.3	$ 70.8	74 - 76
COGS	13.8	16.1	13.6		
Operating Expenses	26.9	30.8	32.9		
EBITDA	10.3	15.3	20.8	21.6	22.7 - 23.5
EBITDA Margin	20.2%	24.6%	30.9%		
Adjusted EBITDA (3)	11.8	16.5	21.3	22.7	22.7 - 23.5
EBITDA Margin	23.1%	26.5%	31.7%		
Depreciation	2.4	2.6	3.3		
Amortization	-	0.8	1.8		
Operating Income	$ 7.9	$ 11.9	$ 15.7		
Operating Margin	15.6%	19.2%	23.4%		

(1) Pac-Van Management estimates & projections

(2) Pac-Van's Fiscal Year End will change to June 30

(3) EBITDA adjusted for non-recurring expenses, new branch openings and acquisitions

Structure & Valuation

Proforma Capitalization

Pro Forma EBITDA, Capitalization and Share Count (in US$ thousands)

	GFN 3/31/2008 TTM Actual (1)	GFN 3/31/2008 Pro Forma w/full RWNZ Acq	GFN 3/31/2008 Pro Forma w/ Pac-Van
GFN Pro Forma EBITDA	$18,700	$22,100	$44,300

(1) Pro Forma is unaudited, does not include stock-based compensation expense and annualized for GE SeaCo and CHS acquisitions

	Capitalization 3/31/2008 Actual	Capitalization w/RWNZ & addl Sub Debt	Capitalization w/Tender Offer	Capitalization 3/31/2008 Pro Forma Pac-Van	% of Total Pro Forma Capitalization	Pro Forma Leverage
Senior Debt	$63,932	$75,832	$54,730	$157,030	47.3%	
Capitalized Leases	478	478	478	478	0.1%	
Senior Secured Credit	64,410	76,310	55,208	157,508	47.4%	3.6x
Subordinated Debt	15,637	21,137	21,137	47,637	14.3%	
Total Debt	80,047	97,447	76,345	205,145	61.8%	4.6x
Minority Interest	8,762	8,762	8,762	8,762	2.6%	
Shareholders Equity	68,855	68,855	89,957	118,237	35.6%	
Total Capitalization	$157,664	$175,064	$175,064	$332,144	100.0%	
Total Outstanding Share Count	9,690,099	9,690,099	13,826,052	17,826,052 (2)		

(1) Estimated GFN Board/Executive ownership of approximately 7.1 million shares

General Finance Investment Summary

How Pac-Van Acquisition addresses GFN Needs

Capital Structure and Capacity

- Create scale of GFN entity to allow for more efficient capital alternatives
- Improve overall GFN revenue mix of Leasing versus Sales
- Partially offset current Australian Dollar currency translation risk

Management and Board Strength

- Acquire a quality management team as North America platform
- Addition of a Board member with extensive public markets experience

Growth

- Opportunity to enter the largest mobile services market in the world
- Capitalize on U.S. market share opportunities from the fallout of recent acquisitions of Williams Scotsman, Mobile Storage and GE Mod Space

Fact Sheet

GFN with RWA and Pac-Van, Inc.

- Exchange: AMEX
- Listings:
  - Common Shares Ticker :GFN
  - Warrants Ticker : GFN.WS
  - Units Ticker : GFN.U
- Outstanding Shares : 13,826,052 increasing to 17,826,052
- Outstanding Public and GFN Mgmt Warrants at $6.00: 5,072,380
- Outstanding Privately Placed Warrants at $8.00: Bison Capital 500,000
- Outstanding Underwriters Options: 750,000 units

General Finance Corporation	RWA Holdings Pty Ltd	Pac-Van, Inc.
39 E Union Street	Suite 201, Level 2	2995 S. Harding Ave.
Pasadena, CA 91103	22-28 Edgeworth David Avenue	Indianapolis, IN 46225
Ph:(626) 584-9722	Hornsby, New South Wales,	Ph:(317) 791-2030
Fax: (626) 795-8090	Australia 2077	www.pacvan.com
www.generalfinance.com	Ph: (02) 9482-3466	
	www.royalwolf.com.au	

Investor Questions: Contact John Johnson, at 626-204-6380